GREENBERG TRAURIG, LLP
MATTHEW S. STEINBERG (Sbn 82969)
JORDAN D. GROTZINGER (sbn 190166)
2450 Colorado Avenue, Suite 400E
Santa Monica, California  90404
Telephone: (310) 586-7700
Facsimile: (310) 586-7800

Attorneys for Plaintiffs
Westgate Entertainment Corporation
and Weyland & Chase Engineering, NV


                          UNITED STATES DISTRICT COURT
                     FOR THE CENTRAL DISTRICT OF CALIFORNIA


WESTGATE ENTERTAINMENT CORPORATION, et al.,   CASE NO. CV-01-04894 FMC (MANx)

                  Plaintiffs,                 JUDGMENT PURSUANT TO STIPULATION
                                              FOR ENTRY OF JUDGMENT IN THE EVENT
                                              OF DEFAULT
vs.
                                              Hon. Florence Marie Cooper
RMS TITANIC, INC., et al.,

                  Defendants.

         IT IS ORDERED, ADJUDGED, AND DECREED that Plaintiffs Westgate Entertainment Corporation and Weyland & Chase Engineering, NV are awarded Judgment against Defendant RMS Titanic, Inc. in the amount of $___________, which amount equals the sum of Three Hundred Eighty Eight Thousand Dollars ($388,000) less all payments received by Westgate Entertainment Corporation pursuant to Paragraph 1 of the written Settlement Agreement between the parties dated July ___, 2002, as of the date of entry of Judgment.
Dated:  ____________________



                                               ----------------------------
                                               UNITED STATES DISTRICT JUDGE